Exhibit 99.1

Jamba, Inc. Reports Financial Results for First Quarter 2010

Momentum from 2009 Gaining Traction and Management Reiterates 2010 Outlook

EMERYVILLE, Calif., May 26, 2010 — Jamba, Inc. (NASDAQ:JMBA) today reported unaudited financial results for the fiscal first quarter ended April 20, 2010. The turnaround momentum Jamba achieved last year in their menu expansion, franchise growth, and brand licensing continued in the first quarter.

Highlights for the 16 weeks ended April 20, 2010, compared to the 16 weeks ended April 21, 2009:

•

Net loss decreased $4.9 million to $(5.3) million for the 16 weeks ended April 20, 2010 compared to $(10.2) million for the prior year period. The change in net loss was driven by a $2.8 million decrease in impairment of long-lived assets and a $2.1 million gain on sales of refranchised stores during Q110.

•	Diluted loss per share decreased to $(0.13) per share in the 16 weeks ended April 20, 2010 compared to $(0.19) for the prior year.

•

Total revenue for Q110 decreased 9.5% to $80.4 million from $88.9 million for Q109 reflecting a decrease of $8.5 million primarily due to the reduction in the number of company-owned stores which was driven by our refranchising initiative.

•	Company-owned comparable store sales for Q110 declined 3.3% compared to the prior year period, reflecting a 200 basis point sequential improvement over the fourth fiscal quarter of 2009.(1)

•	General and administrative expenses for Q110 decreased 7.2% to $10.9 million, due to wage and payroll related expense reductions.

•

Consolidated EBITDA(2) for Q110 decreased $1.6 million to $(1.2) million compared to $0.4 million for the prior year period. Adjusted for the impact of refranchised stores, Adjusted Consolidated EBITDA(3) decreased $0.6 million to $(1.4) million for Q110 compared to $(0.8) million for the prior year period.

•

Store-level EBITDA(2) decreased $2.5 million to $9.7 million for Q110 compared to $12.2 million for the prior year period. Adjusted for the impact of refranchised stores, Adjusted Store-level EBITDA(3) decreased $1.4 million to $9.5 million for the 16 week period compared to $10.9 million for the prior year period.

•

Seven new franchise stores and one new company-owned store were opened during the fiscal first quarter of 2010, bringing the store count to 745 stores system-wide, of which 287 are franchise stores and 458 are company-owned stores.

Outlook for 2010

The Company plans to achieve the following in 2010:

•	Deliver positive comparable store sales;

•	Reduce G&A by 10-12% (excluding share-based compensation);

•	Deliver consolidated EBITDA margins(2) of 5-7%;

•	Deliver store-level EBITDA margins(2) of 15-17%;

•	Grow via franchise development with the addition of up to 50 franchise stores and expansion into one major international market;

•	Add new licensing agreements in relevant categories; and

•	Complete the refranchising of up to 150 company-owned stores started in 2009.

BLEND Plan Update

“We have several key strategies for 2010 and our first quarter results put us on track to meet them,” said James D. White, Chairman, President, and CEO of Jamba, Inc. “I am also pleased with the sequential quarter over quarter improvement in our comparable sales and store traffic improvement, which came despite negative weather impact. Two key initiatives—our expanded food menu and hot beverage platform—are gaining traction and we have several other initiatives underway.”

“We are testing coffee in 47 stores across key markets, including San Diego and Sacramento. We also just launched a value menu promotion, which will drive traffic, trial and awareness by offering customer value menu items on all five weekdays,” added Mr. White. “Our extended value menu offerings follow the great success of our Wednesday value offering of oatmeal, which was hugely popular and created a new Jamba breakfast occasion.”

During the first quarter Jamba continued to make solid progress in several additional strategically important areas, including continued rigorous focus on expense management, growth in franchise development, steady progress against refranchising, and the successful launch of three new Jamba-branded retail products.

“Jamba-branded frozen novelty bars and Jamba-branded make-at-home smoothie kits are in distribution, in total, in over 3,000 retail outlets and a line of Jamba-inspired apparel launched in mass, specialty, and upscale retailers as well as online. We expect the Jamba-branded smoothie kits to be in distribution in over 5,000 retail outlets by the end of our second quarter. During the quarter, our franchisees opened seven new stores and we successfully refranchised 20 stores. We also added two seasoned executives to our store and franchise operations team who will be key to building a service and sales culture in our stores that is second to none. We also brought on a seasoned executive to our marketing team to accelerate our consumer products, licensing and growth initiatives. We remain focused on the transformation of our company into a healthy, active lifestyle brand.” concluded Mr. White.

The Company said the momentum in these key areas continues to accelerate as it enters the second quarter and reiterates guidance provided for 2010.

Liquidity

On April 20, 2010, the Company held $32.0 million in cash, cash equivalents, and restricted cash. The increase in cash and cash equivalents from the prior quarter was primarily attributable to proceeds received from refranchising transactions largely offset by cash used in operating activities. The restricted cash balance was $2.8 million.

Footnotes

(1) Comparable store sales are calculated using sales of stores open at least thirteen full fiscal periods. Management reviews the increase or decrease in comparable store sales compared with the same period in the prior year to assess business trends and make certain business decisions.

(2) The Company uses the non-GAAP financial measures of Consolidated EBITDA and Store-level EBITDA in its statements made in this release. The Company believes that Consolidated EBITDA and Store-level EBITDA are helpful when used: as indicators of the Company’s operating performance because they assist us in comparing our operating performance on a consistent basis as they remove the impact of items not directly resulting from our Company-owned store operations; for planning purposes, including the preparation of our internal operating budget; and as measurements in assessing the performance of existing store operating income and comparative operating performance. Consolidated EBITDA is equal to net loss, less: (a) gain from derivative liabilities; (b) interest income; (c) interest expense; (d) income taxes; (e) depreciation and amortization; (f) impairment of long-lived assets; and (g) other operating, net. Our definition of Store-level EBITDA is different from Consolidated EBITDA because we further adjust net loss to exclude general and administrative expenses. Consolidated EBITDA margins and Store-level EBITDA margins are calculated by dividing consolidated EBITDA or Store-level EBITDA by total revenue. Consolidated EBITDA, Store-level EBITDA, Consolidated EBITDA margins and Store-level EBITDA margins are not measurements determined in accordance with GAAP and should not be considered in isolation or as an alternative to income (loss) from operations or net income (loss) as indicators of financial performance. Each non-GAAP financial measure used as presented may not be comparable to other similarly titled measures used by other companies. For a reconciliation of net income (loss) to these non-GAAP financial measures, see the discussion and related tables below.

(3) The Company also uses the non-GAAP financial measures of Adjusted Consolidated EBITDA and Adjusted Store-level EBITDA in its statements made in this release. The Company believes that Adjusted Consolidated EBITDA and Adjusted Store-level EBITDA are helpful indicators of the Company’s operating performance in that they show the impact of the Company’s refranchising initiative on Consolidated EBITDA and Store-level EBITDA. Specifically, these measures allow the Company to compare financial performance for Q110 to Q109 on a consistent basis by removing from its calculations the impact of the 47 stores refranchised during or after Q109. Adjusted Consolidated EBITDA and Adjusted Store-level EBITDA are not adjusted for the impact of company-owned Stores opened or closed during or after Q109. Adjusted Consolidated EBITDA and Adjusted Store-level EBITDA are not measurements determined in accordance with GAAP and should not be considered in isolation or as an alternative to income (loss) from operations or net income (loss) as indicators of financial performance. Each non-GAAP financial measure used as presented may not be comparable to other similarly titled measures used by other companies. For a reconciliation of net income (loss) to these non-GAAP financial measures, see the discussion and related tables below.

Webcast and Conference Call Information

A conference call to review first quarter 2010 results will be held today, May 26, 2010 at 5:00 p.m. ET. Participating on the call will be James D. White, Chairman, President and CEO and Karen L. Luey, Senior Vice President and CFO. The conference call can be accessed live over the phone by dialing (877) 941-2069 or for international callers by dialing (480) 629-9713. A replay will be available at 8:00 p.m. ET and can be accessed by dialing (800) 406-7325 or (303) 590-3030 for international callers; the pin number is 4291592. The replay will be available until June 16, 2010. The call will be webcast live from the Company’s website at www.jambajuice.com under the investor relations section.

About Jamba, Inc.

Jamba, Inc. (NASDAQ:JMBA) is a holding company and through its wholly-owned subsidiary, Jamba Juice Company, owns and franchises JAMBA JUICE® stores. Founded in 1990, Jamba Juice is a leading restaurant retailer of better-for-you food and beverage offerings, including great tasting fruit smoothies, juices, and teas, hot oatmeal made with organic steel cut oats, wraps, salads, sandwiches, and California Flatbreads™, and a variety of baked goods and snacks. As of April 20, 2010, Jamba Juice had 745 locations consisting of 458 company-owned and operated stores and 287 franchise stores. For the nearest location or a complete menu, visit the Jamba Juice website at www.jambajuice.com or call 1-866-4R-FRUIT (473-7848).

Forward-Looking Statements

This press release (including information incorporated or deemed incorporated by reference herein) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations, estimates, forecasts, and projects as well as the current beliefs and assumptions of our management. Words such as “outlook”, “believes”, “expects”, “appears”, “may”, “will”, “should”, “anticipates”, or the negative thereof or comparable terminology, are intended to identify such forward looking statements. Any statement that is not a historical fact, including estimates, projections, future trends and the outcome of events that have not yet occurred, is a forward-looking statement. Forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore actual results may differ materially and adversely from those expressed in any forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, those discussed under the section entitled “Risk Factors” in our reports filed with the SEC. Many of such factors relate to events and circumstances that are beyond our control. You should not place undue reliance on forward-looking statements. The Company does not assume any obligation to update the information contained in this press release.

CONTACT

For Jamba, Inc.

Don Duffy

203-682-8200

investors@jambajuice.com

JAMBA, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands, except share and per share amounts)	April 20, 2010	December 29, 2009
ASSETS
Current assets:
Cash and cash equivalents	$29,235	$28,757
Restricted cash	1,448	1,324
Receivables, net of allowances of $192 and $116	3,370	9,949
Inventories	3,062	3,732
Prepaid rent	1,390	486
Prepaid and refundable income taxes	981	491
Prepaid expenses and other current assets	2,556	3,684

Total current assets	42,042	48,423

Property, fixtures and equipment, net	65,665	70,266
Trademarks and other intangible assets, net	1,652	1,850
Restricted cash	1,355	1,399
Deferred income taxes	353	998
Other long-term assets	2,858	2,882

Total assets	$113,925	$125,818

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$7,125	$7,405
Accrued compensation and benefits	7,435	7,089
Workers’ compensation and health insurance reserves	857	1,096
Accrued jambacard liability	32,355	38,255
Other accrued expenses	10,730	10,510

Total current liabilities	58,502	64,355

Long-term workers’ compensation and health insurance reserves	1,221	1,158
Deferred rent and other long-term liabilities	14,273	14,700

Total liabilities	73,996	80,213

Commitments and contingencies

Series B redeemable preferred stock, $.001 par value, 304,348 shares authorized; 240,494 and 304,348 shares issued and outstanding at April 20, 2010 and December 29, 2009, respectively.	24,698	31,069

Stockholders’ equity:
Common stock, $0.001 par value, 150,000,000 shares authorized; 59,263,761 and 52,712,528 shares issued and outstanding at April 20, 2010 and December 29, 2009, respectively	60	53
Additional paid-in-capital	362,264	356,320
Accumulated deficit	(347,093)	(341,837)

Total stockholders’ equity	15,231	14,536

Total liabilities and stockholders’ equity	$113,925	$125,818

JAMBA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	16 Week Period Ended
(In thousands except share and per share amounts)	April 20, 2010	April 21, 2009
Revenue:
Company stores	$78,470	$87,019
Franchise and other revenue	1,958	1,851

Total revenue	80,428	88,870

Costs and operating expenses:
Cost of sales	19,113	21,207
Labor	27,670	31,918
Occupancy	12,963	13,748
Store operating	10,962	9,839
Depreciation and amortization	4,934	6,110
General and administrative	10,877	11,723
Impairment of long-lived assets	171	3,026
Other operating, net	(1,176)	236

Total costs and operating expenses	85,514	97,807

Loss from operations	(5,086)	(8,937)

Other expense:
Gain from derivative liabilities	—	165
Interest income	24	334
Interest expense	(177)	(1,749)

Total other expense, net	(153)	(1,250)

Loss before income taxes	(5,239)	(10,187)
Income tax expense	(17)	(17)

Net loss	(5,256)	(10,204)

Preferred stock dividends and deemed dividends	(1,803)	—

Net loss attributable to common stockholders	$(7,059)	$(10,204)

Weighted-average shares used in computation of loss per share:
Basic	54,117,577	54,690,728
Diluted	54,117,577	54,690,728

Loss per share:
Basic	$(0.13)	$(0.19)
Diluted	$(0.13)	$(0.19)

JAMBA, INC.

Reconciliation of GAAP Net Loss to Consolidated EBITDA and Store-level EBITDA

(Unaudited)

(In thousands)	16 Week Period Ended
	April 20, 2010	April 21, 2009
Net loss	$(5,256)	$(10,204)
Gain from derivative liabilities	—	(165)
Interest income	(24)	(334)
Interest expense	177	1,749
Income tax expense	17	17
Depreciation and amortization	4,934	6,110
Impairment of long-lived assets	171	3,026
Other operating, net	(1,176)	236

Consolidated EBITDA	(1,157)	435
General and administrative	10,877	11,723

Store-level EBITDA	$9,720	$12,158

JAMBA, INC.

Reconciliation of GAAP Net Loss to Adjusted Consolidated EBITDA and Adjusted Store-level EBITDA

(Unaudited)

(In thousands)	16 Week Period Ended
	April 20, 2010	April 21, 2009
Net loss	$(5,256)	$(10,204)
Gain from derivative liabilities	—	(165)
Interest income	(24)	(334)
Interest expense	177	1,749
Income tax expense	17	17
Depreciation and amortization	4,934	6,110
Impairment of long-lived assets	171	3,026
Other operating, net	(1,176)	236
Impact of refranchised stores	(253)	(1,218)

Adjusted Consolidated EBITDA	(1,410)	(783)
General and administrative	10,877	11,723

Adjusted Store-level EBITDA	$9,467	$10,940